8-K CINCINNATI BELL INC.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 7, 2010

CINCINNATI BELL INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Section 1 — Registrant’s Business and Operations

Item 1.01 Modification of a Material Definitive Agreement.

On June 7, 2010, Cincinnati Bell Inc. (the “Company”), its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”), the various Purchasers and Purchaser Agents and PNC Bank, National Association as Administrator entered into the Sixth Amendment to Receivables Purchase Agreement dated as of June 7, 2010 (the “Sixth Amendment”). The Sixth Amendment amends the Company’s Receivables Purchase Agreement originally entered into on March 23, 2007, among the Company, CB Funding, the various Purchaser Groups identified therein and PNC Bank, National Association, as amended, by reducing the size of the borrowing facility to $100,000,000 and adding Cincinnati Bell Any Distance of Virginia LLC (“CBADVA”) as an Originator. On June 7, 2010, the Company, CB Funding, and CBADVA entered into the Joinder and Third Amendment to Purchase and Sale Agreement dated as of June 7, 2010 among CBADVA as a New Originator, the Originators identified therein, CB Funding, and the Company as sole member of CB Funding and as Servicer (the “Joinder Agreement”). The Joinder Agreement amends the Purchase and Sale Agreement dated as of March 23, 2007 among CB Funding, the Company, and the various Originators identified therein (as amended, the “Purchase and Sale Agreement”), by adding CBADVA as an Originator to the Purchase and Sale Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Sixth Amendment to Receivables Purchase Agreement dated as of June 7, 2010, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Joinder and Third Amendment to Purchase and Sale Agreement dated as of June 7, 2010, among Cincinnati Bell Any Distance of Virginia LLC as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc. as sole member of Cincinnati Bell Funding and as Servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: June 9, 2010

Exhibit Index

Exhibit No.	Exhibit

99.1	Sixth Amendment to Receivables Purchase Agreement dated as of June 7, 2010, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Joinder and Third Amendment to Purchase and Sale Agreement dated as of June 7, 2010, among Cincinnati Bell Any Distance of Virginia LLC as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc. as sole member of Cincinnati Bell Funding and as Servicer.